UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 16, 2007

                                DUNE ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  0-27897                  95-4737507
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         State of                 Commission                IRS Employer
         Incorporation            File Number               I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
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                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
          Audit Report or Completed Interim Review.

      On April 16, 2007, our management determined that the previously-issued consolidated financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 should not be relied upon because the financial statements do not properly reflect the proved properties impairment expense as described below.

      While reviewing the reserve report prepared by our independent engineering firm, in connection with our preparation for a proposed acquisition, we discovered that the natural gas price used by our independent engineers was incorrect. Using the correct year end price for natural gas has resulted in an additional impairment expense of $9,746,382.

      Our management has discussed this matter with our independent accountants and the above described financial statements will be restated to recognize the additional proved properties impairment expense.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2007                       DUNE ENERGY, INC.


                                            By: /s/ James A.Watt
                                                --------------------------------
                                                Name: James A. Watt
                                                Title: Chief Executive Officer

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